Exhibit 99.4

Lorain National Bank (LNB) Employees

Questions and Answers (Q&A)

As announced on Monday, December 15, 2014, Northwest Bank (Northwest Savings Bank) and Lorain National Bank are proposing to merge.  Please review the Q&A below for more information.

1.              When will the merger and systems conversion take place?

a.              The exact date of the conversion has yet to be determined but is planned for the summer of 2015.

2.              What will Lorain National Bank be called?

a.              On the date of the conversion, Lorain National Bank will become Northwest Bank (Northwest Savings Bank).

3.              Who is Northwest Bank?

a.              Northwest Bank is headquartered in Warren, Pennsylvania.

b.              Founded in 1896, Northwest is a customer-oriented, full-service financial institution that offers a complete line of personal and business banking products including employee benefits, investment management services, insurance and trust.

c.               Northwest Bancshares, Inc. is the holding company of Northwest Bank and is listed on the NASDAQ Global Select Market as NWBI.

d.              More information about Northwest can be found online at www.northwestsavingsbank.com.

4.              Where is Northwest located?

a.              Northwest operates 164 full-service community banking locations in Pennsylvania, New York, Ohio and Maryland.

i.                 After the merger, Northwest will have 184 locations - 24 offices across northern Ohio.  (For information about Northwest’s Ohio Region office locations and hours, please see the end of the Q&A.)

b.              Currently, Northwest operates 269 ATMs throughout its footprint.

i.                 160 Northwest ATMs accept cash and check deposits 24/7.

ii.              With the merger, Northwest will operate 297 ATMs across its markets.

iii.           Northwest’s membership in the Freedom Alliance and Allpoint ATM networks provides customers free access to more than 55,000 ATMs nationwide.

c.               Northwest customers also have convenient access to their Northwest accounts through:

i.                 Northwest Visa Check Card with GO! Rewards

ii.              Online Banking, Bill Pay and eStatementsPLUS

iii.           Mobile Banking with Mobile Deposit

iv.          Bankline, 24-hour automated telephone banking

v.             Northwest Direct live customer service

5.              Will my local branch hours change?

a.              The hours at your local branch will remain the same.  (For information about Northwest’s Ohio Region office locations and hours, please see the end of the Q&A.)

6.              Will the branch employees that are currently working in the LNB branches continue in their roles after the merger?

a.              With the merger, office associates and production (sales) personnel will all become Northwest employees. They will continue to operate our branch offices and serve as members of the growing Northwest family, continuing the “home town bank” tradition of personal, friendly service that’s been provided to the residents and businesses of northern Ohio for decades.

7.              I left a big bank to bank with Lorain National Bank. Will I have to find another bank?

a.              No, Northwest is a community bank, focused on providing exceptional customer service.

b.              Northwest provides big bank products and services with a personal touch.

c.               Northwest has an award-winning record:

i.                  In 2014, for the fourth time in five years, Northwest was ranked “Highest in Customer Satisfaction with Retail Banking in the Mid-Atlantic Region” by J.D. Power and Associates—a demonstration of Northwest’s commitment to the customer.

ii.               For three years, Northwest has been included on the Forbes list of “America’s 100 Most Trustworthy Companies.

iii.            In 2014, for the fourth consecutive year, Northwest was named to KBW’s Bank Honor Roll, acknowledging the bank’s commitment to continuous improvement.

iv.           Committed to the health of its employees, Northwest was named as one of the 100 Healthiest Workplaces in America by Healthiest Employers in 2014.

8.     Will my cost of banking increase with Northwest?

a.              You will find that Northwest’s pricing is very competitive across products and services.

b.              Northwest deposit and loan rates are extremely competitive.

9.              Will my rates change?

a.              No, the rate on your existing loan and loan terms will remain the same.

b.              The rate on your certificate of deposit is guaranteed until its maturity.

c.               Northwest deposit and loan rates are extremely competitive.

10.       Will I receive information from Northwest?

a.              Yes—we will do everything we can to make the transition a smooth one, with clear communications and convenient access to customer service to hopefully answer any questions customers may have.

i.                  We will send periodic letters containing information about the products and services you use.

ii.               We will do everything we can to ensure that the merger is seamless and does not inconvenience or interrupt your banking service.

iii.            Questions regarding the merger or information contained in customer communications can be addressed by:

1.              Calling Lorain National Customer Service, 1-800-860-1007

2.              Calling Northwest Direct, 1-877-672-5678, weekdays from 7 a.m. to 8 p.m. and Saturdays from 8 a.m. to 1 p.m.

Northwest

Ohio Region Office Listing

Effective: Summer 2015

The following offices will be open during these hours:

Lobby

Monday-Thursday:  9 a.m. to 5 p.m.

Friday:  9 a.m. to 5:50 p.m.

Saturday:  9 a.m. to 12 noon

Drive Through

Monday-Thursday:  9 a.m. to 5 p.m.

Friday:  9 a.m. to 5:50 p.m.

Saturday:  9 a.m. to 1 p.m.

*Office is closed on Wednesdays.

**Office is closed on Saturdays.

Amherst
1175 Cleveland Avenue
Amherst, OH 44001	Telephone: 440-988-4423

Avon
2100 Center Road (Route 83)
Avon, OH 44011	Telephone: 440-934-7922

Avon Lake
32960 Walker Road
Avon Lake, OH 44012	Telephone: 440-933-2186

Chestnut Commons- Elyria
105 Chestnut Commons Drive
Elyria, OH 44035	Telephone: 440-366-5000

**Ely Square- Elyria
124 Middle Avenue
Elyria, OH 44035	Telephone: 440-323-4621

*Lake Avenue Office- Elyria Township
42935 North Ridge Road
Elyria Township, OH 44035	Telephone: 440-233-7196

*LaGrange
546 North Center Street
LaGrange, OH 44050	Telephone: 440-355-6734

**Main Office- Lorain
457 Broadway
Lorain, OH 44052	Telephone: 440-244-7185

Oberlin Avenue- Lorain
3660 Oberlin Avenue
Lorain, OH 44053	Telephone: 440-282-9196

*Pearl Avenue- Lorain
2850 Pearl Avenue
Lorain, OH 44055	Telephone: 440-277-1103

Sixth Street (Drive Through Only) - Lorain
200 Sixth Street
Lorain, OH 44055	Telephone: 440-244-7242

North Ridgeville
34085 Center Ridge Road
North Ridgeville, OH 44039	Telephone: 440-327-2265

*Olmsted Township
27095 Bagley Road
Olmsted Township, OH 44138	Telephone: 440-235-4600

Vermilion
4455 E. Liberty Avenue
Vermilion, OH 44089	Telephone: 440-967-3124

Oberlin
49 S. Main Street
Oberlin, OH 44074	Telephone: 440-775-1361

The following offices will be open during these hours:

Lobby

Monday- Thursday:  9 a.m. to 4 p.m.

Friday:  9 a.m. to 6 p.m.

Saturday:  9 a.m. to 12 p.m.

Drive Through

Monday- Thursday:  8:30 a.m. to 5 p.m.

Friday:  8:30 a.m. to 6 p.m.

Saturday:  8:30 a.m. to 12 p.m.

#284 Painesville

70 Richmond Street
Painesville, OH 44077	Telephone: 440-352-6972

#206 Geneva
30 East Main Street
Geneva, OH 44041	Telephone: 440-446-5013

#207 Madison
1903 Hubbard Road
Madison, OH 44057	Telephone: 440-428-0800

#250 Ashtabula
1040 Lake Avenue
Ashtabula, OH 44004	Telephone: 440-964-7700

Forward-Looking Statements

This document contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 giving Northwest Bancshares’ and LNB Bancorp’s expectations or predictions of future financial or business performance or conditions. Forward-looking statements are typically identified by words such as “believe,” “expect,” “anticipate,” “intend,” “target,” “estimate,” “continue,” “positions,” “prospects” or “potential,” by future conditional verbs such as “will,” “would,” “should,” “could” or “may,” or by variations of such words or by similar expressions. These forward-looking statements are subject to numerous assumptions, risks and uncertainties, which change over time. Forward-looking statements speak only as of the date they are made and we assume no duty to update forward-looking statements. Actual results may differ materially from current projections.

In addition to factors previously disclosed in Northwest Bancshares’ and LNB Bancorp’s reports filed with the U.S. Securities and Exchange Commission (the “SEC”) and those identified elsewhere in this document, the following factors among others, could cause actual results to differ materially from forward-looking statements or historical performance: ability to obtain regulatory approvals and meet other closing conditions to the merger, including approval by LNB Bancorp shareholders on the expected terms and schedule; delay in closing the merger; difficulties and delays in integrating LNB Bancorp business or fully realizing cost savings and other benefits; business disruption following the merger; changes in asset quality and credit risk; the inability to sustain revenue and earnings growth; changes in interest rates and capital markets; inflation; customer acceptance of Northwest Bancshares products and services; customer borrowing, repayment, investment and deposit practices; customer disintermediation; the introduction, withdrawal, success and timing of business initiatives; competitive conditions; the inability to realize cost savings or revenues or to implement integration plans and other consequences associated with mergers, acquisitions and divestitures; economic conditions; and the impact, extent and timing of technological changes, capital management activities, and other actions of the Federal Reserve Board and legislative and regulatory actions and reforms.

Annualized, pro forma, projected and estimated numbers are used for illustrative purpose only, are not forecasts and may not reflect actual results.

Important Additional Information and Where to Find It

In connection with the proposed merger, Northwest Bancshares will file with the SEC a Registration Statement on Form S-4 that will include a Proxy Statement of LNB Bancorp and a Prospectus of Northwest Bancshares, as well as other relevant documents concerning the proposed transaction. This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. SHAREHOLDERS OF LNB BANCORP ARE URGED TO READ THE REGISTRATION STATEMENT AND THE PROXY STATEMENT/PROSPECTUS REGARDING THE MERGER WHEN IT BECOMES AVAILABLE AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION.

A free copy of the Proxy Statement/Prospectus, as well as other filings containing information about Northwest Bancshares and LNB Bancorp, may be obtained at the SEC’s Internet site (http://www.sec.gov). You will also be able to obtain these documents, free of charge, from Northwest Bancshares at www.northwestsavingsbank.com under the heading “Investor Relations” and then under “SEC Filings” or from LNB Bancorp by accessing LNB Bancorp’s website at www.4lnb.com under the heading “Investor Relations” and then under “SEC Filings.” Copies of the Proxy Statement/Prospectus can also be obtained, free of charge, by directing a request to Northwest Bancshares, Inc., 100 Liberty Street, Warren, Pennsylvania 16365, Attention: Investor Relations, Telephone: (814) 726-2140 or to LNB Bancorp, Inc., 457 Broadway, Lorain, Ohio 44052, Attention: Investor Relations, Telephone: (440) 244-7317.

LNB Bancorp and Northwest Bancshares and certain of their directors and executive officers may be deemed to be participants in the solicitation of proxies from the shareholders of LNB Bancorp in connection with the proposed merger. Information about the directors and executive officers of LNB Bancorp and their ownership of LNB Bancorp common stock is set forth in the proxy statement for LNB Bancorp’s 2014 annual meeting of shareholders, as filed with the SEC on Schedule 14A on March 11, 2014. Information about the directors and executive officers of Northwest Bancshares is set forth in the proxy statement for Northwest Bancshares’ 2014 annual meeting of shareholders, as filed with the SEC on a Schedule 14A on March 5, 2014.  Additional information regarding the interests of those participants and other persons who may be deemed participants in the transaction may be obtained by reading the Proxy Statement/Prospectus regarding the proposed merger when it becomes available. Free copies of this document may be obtained as described in the preceding paragraph.